Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Statements on Schedule 13D or Schedule 13G, as applicable (including amendments thereto), with regard to the securities of VTEX and further agree that this Joint Filing Agreement be included as an Exhibit to any such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of February 14, 2022.

DATA CENTER HOLDINGS II LLC
By: Data Center Holdings II AIV L.P., its sole member
By: Riverwood Capital II L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks

Name: Jeffrey Parks
Title: Director

IT BRAZIL GROUP II LLC
By: IT Brazil Group II AIV L.P., its sole member
By: Riverwood Capital II L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks

Name: Jeffrey Parks
Title: Director

RCP II BRAZIL HOLDINGS LLC
By: RCP II Brazil Holdings AIV L.P., its sole member
By: Riverwood Capital II L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks

Name: Jeffrey Parks
Title: Director

RCP II (PARALLEL B) BRAZIL HOLDINGS LLC
By: Riverwood Capital Partners II (Parallel-B) L.P., its sole member
By: Riverwood Capital II L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks

Name: Jeffrey Parks
Title: Director

DATA CENTER HOLDINGS II AIV L.P.
By: Riverwood Capital II L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks

Name: Jeffrey Parks
Title: Director

IT BRAZIL GROUP II AIV L.P.
By: Riverwood Capital II L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks

Name: Jeffrey Parks
Title: Director

RCP II BRAZIL HOLDINGS AIV L.P.
By: Riverwood Capital II L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks

Name: Jeffrey Parks
Title: Director

RIVERWOOD CAPITAL PARTNERS II (PARALLEL-B) L.P.
By: Riverwood Capital II L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks

Name: Jeffrey Parks
Title:	Director

RIVERWOOD CAPITAL II L.P.
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks

Name: Jeffrey Parks
Title: Director

RIVERWOOD CAPITAL GP II LTD.

By:	/s/ Jeffrey Parks

Name: Jeffrey Parks
Title: Director